UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2016
   _____________________
(Exact name of registrant as specified in its charter)
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DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Air Transport Services Group, Inc. (the “Company”) has adopted (i) a form of restricted stock award agreement (the “Restricted Stock Award Agreement”) for the grant of restricted stock awards to officers and other designated employees (the “Restricted Stock”) under the terms of the Company’s 2015 Long-Term Incentive Plan (the “2015 Plan”), and (ii) a form of performance-based stock unit award agreement (the “Performance-Based Stock Unit Award Agreement”) for the grant of performance-based stock units (the “Performance Units”) to officers and other designated employees under the terms of the 2015 Plan.
Under the terms of the 2015 Plan and the Restricted Stock Award Agreement, an award of Restricted Stock will cover a target number of Restricted Stock. The Restricted Stock will vest and be earned, if at all, after the completion of a period of time specified in the Restricted Stock Award Agreement (the “Restriction Period”), based on (1) the participant meeting all conditions set forth in the Restricted Stock Award Agreement and the 2015 Plan and (2) the participant’s continued employment through the end of the Restricted Period (except in the case of termination due to death, Disability, Retirement or a Change in Control (all as defined in the 2015 Plan)).
Under the terms of the 2015 Plan and the Performance-Based Stock Unit Award Agreement, a performance-based award will cover a target number of Performance Units. The Performance Units will vest and be earned, if at all, after the completion of the performance period set forth in the Performance-Based Stock Unit Award Agreement (the “Performance Period”), based on (1) the extent to which the appreciation of the Company stock during the Performance Period equals or exceeds the Total Shareholder Return performance of the NASDAQ Transportation Index during the same period, (2) how the Company’s Average Return on Invested Capital for the Performance Period compares to the levels specified in the Performance-Based Stock Unit Award Agreement and (3) the participant’s continued employment through the end of the Performance Period (except in the case of termination due to death, Disability, Retirement or a Change in Control (all as defined in the 2015 Plan)).
The foregoing description of the terms of the Restricted Stock Award Agreement and the Performance-Based Stock Unit Award Agreement are qualified in their entirety by reference to the provisions of the Restricted Stock Award Agreement and the Performance-Based Stock Unit Award Agreement, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.
Item 8.01 Other Events.
The Company has adopted a form of restricted stock unit award agreement for the annual grant of restricted stock unit awards under the terms of the 2015 Plan to non-employee directors of the Company (the “Non-Employee Director Restricted Stock Unit Award Agreement”). The Non-Employee Director Restricted Stock Unit Award Agreement is filed herewith as Exhibit 10.3 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement under the Air Transport Services Group, Inc. 2015 Long-Term Incentive Plan
10.2	Form of Performance-Based Stock Unit Award Agreement under the Air Transport Services Group, Inc. 2015 Long-Term Incentive Plan
10.3	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the Air Transport Services Group, Inc. 2015 Long-Term Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Sr. Vice President
Corporate General Counsel & Secretary

Date:	March 15, 2016